UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 11, 2007

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arangement of a Registrant.

(a)	Creation of a Direct Financial Obligation

On October 11, 2007 Fortis Bank (the “Bank”) modified the financial covenant, contained in the credit arrangement dated October 19, 2005, and removed the condition which required the earnings after taxes for Mefiag B.V. to at least amount to 200,000 Euros annually, and replaced it with the requirement of Mefiag B.V. providing the Bank with interim financial data, at least quarterly, in order for the Bank to monitor solvency.  A copy of the Fortis Bank Supplement to the General Credit Offer is filed as an exhibit hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 12, 2010
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

(10)(bp)	Supplement to the General Credit Offer dated October 19, 2005 (English Translation)